UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) April 14, 1999


                       CCB Financial Corporation
        (Exact name of registrant as specified in its charter)



        North Carolina           0-12358            56-1347849
 (State or other jurisdiction (Commission File    (IRS Employer
      of incorporation)          Number)        Identification No.)




      111 Corcoran Street, Post Office Box 931, Durham, NC  27702
               (Address of principal executive offices)



    Registrant's telephone number, including area code   (919) 683-7777



                                          N/A
     (Former name or former address, if changed since last report)

Item 5.   Other Events.

      On April 14, 1999, the Corporation jointly announced with Stone Street Bancorp of Mocksville, North Carolina the signing of a definitive agreement whereby Stone Street Bancorp would be acquired by the Corporation. Stone Street Bancorp's operations will become part of Central Carolina Bank and Trust Company, the Corporation's lead bank.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

     Exhibit 99.1   Press Release dated April 14, 1999.



                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION



Date:  April 21, 1999         By: /s/   SHELDON M. FOX
                                   Sheldon M. Fox
                                   Executive Vice President and
                                   Chief Financial Officer


Date: April 21, 1999          By: /s/   W. HAROLD PARKER, JR.
                                   W. Harold Parker, Jr.
                                   Senior Vice President and
                                   Chief Accounting Officer